UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 2, 2017
Date of Report (Date of earliest event reported)

CIBER, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-13103	38-2046833
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

6312 South Fiddler’s Green Circle, Suite 600E
Greenwood Village, Colorado, 80111
(Address of principal executive offices) (Zip code)

(303) 220-0100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

As previously reported in a Current Report filed on Form 8-K filed with the SEC on April 10, 2017 (the “Prior 8-K”), Ciber, Inc. (the “Company”) entered into a “stalking horse” Asset Purchase Agreement (the “Purchase Agreement”) with Capgemini America, Inc. (the “Buyer”), pursuant to which the Buyer agreed to purchase substantially all of the assets of the Company in North America and India (such assets, the “Assets,” and such transaction, the “Asset Sale”). On May 2, 2017, the Company and the Buyer entered into the First Amendment to the Asset Purchase Agreement (“Amendment No. 1”), which was filed with the United States Bankruptcy Court for the District of Delaware (“Bankruptcy Court”) and remains subject to its approval. Among other things, Amendment No. 1 reduced the initial overbid protection amount from $3,000,000 to $1,000,000 and reallocated certain leases and accounts payable to be assumed or excluded.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 filed as Exhibit 2.1.

Item 1.03.   Bankruptcy or Receivership.

As previously reported in the Prior 8-K, the Company and its subsidiaries Ciber International LLC and Ciber Consulting, Inc. (together with the Company, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court, administered under the caption “In re Ciber, Inc., et al.”, Case No. 17-10772 (the “Chapter 11 Cases”).

On May 2, 2017, the Bankruptcy Court entered the Order (I) Establishing Bidding Procedures and Granting Related Relief and (II) Approving the Bid Protections Related to the Sale of Certain Assets Free and Clear of Liens, Claims, Encumbrances, and Interests [Docket Nos. 8, 73] (the “Bidding Procedures Order”). Pursuant to the Bidding Procedures Order, the Bankruptcy Court approved the Buyer (identified in Item 1.01 to this Current Report on Form 8-K) as the “stalking horse” bidder and further approved the bidding procedures (“Bidding Procedures”). The Bidding Procedures set forth the process by which the Debtors are authorized to conduct an auction for the sale of all or substantially all of the assets (the “Assets”) of the Debtors. The Bidding Procedures are for the purpose of seeking and evaluating offers for the Assets, in addition to the bid contemplated by the “stalking horse” bidder.

Also as previously reported in the Prior 8-K, in connection with the Chapter 11 Cases, the Debtors filed a motion seeking Bankruptcy Court approval of debtor-in-possession financing on the terms set forth in a form of Debtor-in-Possession (“DIP”) Credit Agreement (the “DIP Credit Agreement”), with respect to the Company and Wells Fargo Bank NA (“Wells Fargo”), as lender and administrative agent for the lenders that will be party to the DIP Credit Agreement (collectively, the “DIP Lenders”). Wells Fargo is the lender under the Company’s Asset Based Lending Facility, dated as of May 7, 2012 and as amended from time to time (the “Credit Facility”). The Debtors will be borrowers under the DIP Credit Agreement. The DIP Credit Agreement provides for a secured super-priority debtor-in-possession revolving credit facility of up to $41,000,000 (the “DIP Financing”). The DIP Financing will be used for (i) general working capital and operational expenses, (ii) administration of the Chapter 11 Cases (in each case of (i) and (ii), in accordance with the cash flow budget prepared by the Debtors and approved by the DIP Lenders), and (iii) costs, expenses, closing payments, and all other payment amounts contemplated in the DIP Credit Agreement. The Debtors filed a motion with the Bankruptcy Court seeking approval of the DIP Financing. The

Bankruptcy Court issued an Interim Order approving the DIP Credit Agreement on April 12, 2017, and issued a final Order approving the DIP Credit Agreement on May 2, 2017 with certain modifications.

The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement filed as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.03 of this Form 8-K regarding the DIP Financing is incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at a subscription based service known as PACER at https://pacer.mab.uscourts.gov/cgibin/login.pl.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to Ciber’s operations, results of operations and other matters that are based on Ciber’s current expectations, estimates, forecasts and projections. Words, such as “anticipate,” “believe,” “could,” “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “positioned,” “potential,” “project,” “should,” and “will” and similar expressions, are intended to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based on assumptions as to future events that may not prove to be accurate. For a more detailed discussion of these risks, see the information under the “Risk Factors” heading in Ciber’s Annual Report on Form 10-K for the year ended December 31, 2015, Ciber’s Quarterly Report on Form 10-Q for the three months ended September 30, 2016 and Ciber’s Annual Report on Form 10-K for the year ended December 31, 2016, when filed with the SEC, and other documents filed with or furnished to the SEC. Other than as required by law, Ciber undertakes no obligation to publicly update any forward-looking statements in light of new information or future events. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Amendment No. 1 to Asset Purchase Agreement dated as of May 2, 2017 by and between Ciber, Inc. and Capgemini America, Inc.
10.1
Debtor-In-Possession Credit Agreement dated as of April 12, 2017 by and among Wells Fargo Bank, N.A. as Administrative Agent, The Lenders That Are Parties Hereto as the Lenders, and Ciber, Inc., Ciber Consulting, Inc. and Ciber International LLC as Borrowers. *

*	Schedules and exhibits have been omitted. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciber, Inc.

Date: May 8, 2017	By:	/s/ Christian Mezger
Christian Mezger
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Amendment No. 1 to Asset Purchase Agreement dated as of May 2, 2017 by and between Ciber, Inc. and Capgemini America, Inc.
10.1
Debtor-In-Possession Credit Agreement dated as of April 12, 2017 by and among Wells Fargo Bank, N.A. as Administrative Agent, The Lenders That Are Parties Hereto as the Lenders, and Ciber, Inc., Ciber Consulting, Inc. and Ciber International LLC as Borrowers. *

*	Schedules and exhibits have been omitted. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.